SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006 (August 28, 2006)

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	333-125338	30-0309068
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Purchase of Bala Pointe Office Centre:

We previously filed a Form 8-K on August 28, 2006, dated August 28, 2006, with regard to the acquisition of a fee interest in 111 Presidential Boulevard (“Bala Pointe Office Centre”), an office property located in Bala Cynwyd, Pennsylvania, without the requisite financial information. Accordingly, we are filing this Form 8-K to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the period of January 1, 2005 through December 31, 2005 are required. We are not aware of any material factors except as disclosed in the financial statements relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Bala Pointe Office Centre:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Total Realty Trust, Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of the Bala Pointe Office Centre (“Bala Pointe”) for the year ended December 31, 2005. This financial statement is the responsibility of Bala Pointe Office Centre’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Bala Pointe Office Centre’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Bala Pointe Office Centre for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

November 8, 2006

Denver, Colorado

Bala Pointe Office Centre

Statements of Revenues and Certain Expenses

	For the six months ended June 30, 2006	For the year ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$1,820,026	$3,362,621
Other revenues	189,261	199,604

Total revenues	$2,009,287	$3,562,225
Certain expenses
Real estate taxes	$226,403	$439,966
Operating expenses	568,490	1,013,877
Insurance	10,671	26,801
Management fees	100,569	163,949

Total certain expenses	$906,133	$1,644,593

Excess of revenues over certain expenses	$1,103,154	$1,917,632

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of Bala Pointe Office Centre (“Bala Pointe”) for year ended December 31, 2005 and the six months ended June 30, 2006 (unaudited). Bala Pointe consists of a building located in Bala Cynwyd, Pennsylvania. Bala Pointe comprises approximately 172,894 rentable square feet, collectively. As of December 31, 2005 and June 30, 2006, Bala Pointe had an approximate occupancy rate of 94% and 92%, respectively.

Bala Pointe was acquired by Dividend Capital Total Realty Trust Inc. (the “Company”) from an unrelated party on August 28, 2006 through a joint venture (the “Bala Pointe Joint Venture”) entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Amerimar Enterprises, Inc (“Amerimar”). The total cost of the property was approximately $36.1 million and was paid for through a combination of (i) an equity contribution from the Company to the Bala Pointe Joint Venture using net proceeds from its public offering, (ii) an equity contribution from Amerimar to the Bala Pointe Joint Venture and (iii) debt financing obtained by the Bala Pointe Joint Venture. Pursuant to an advisory agreement between the Company and Dividend Capital Total Advisors LLC (the “Advisor”), upon closing the Company paid to the Advisor an acquisition fee in the amount of approximately $676,000.

The accounting records of Bala Pointe are maintained on the accrual basis of accounting. The accompanying statement of revenues and certain expenses was prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and excludes certain material items. Such material items include mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Bala Pointe. These statements are not intended to be a complete presentation of Bala Pointe’s revenues and expenses and are not considered indicative of future earnings results for the Company. Accordingly, these statements are not representative of actual operations for the period presented due to the exclusion of revenues and certain expenses which may not be comparable to the proposed future operations of the property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Bala Cynwyd, Pennsylvania region as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the six months ended June 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the six months ended June 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Bala Pointe’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Bala Pointe records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Bala Pointe records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $615,000, and $40,000 for the year ended December 31, 2005 and for the six months ended June 30, 2006, respectively.

Approximate future minimum lease payments due under in-place leases for the five years beginning December 31, 2005, are as follows:

Year Ending December 31,
2006	3,526,000
2007	3,431,000
2008	3,237,000
2009	2,755,000
2010	2,303,000
Thereafter	7,493,000

$22,745,000

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

Only one tenant, Clear Channel Broadcast, accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above. See below for details of this tenant.

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Clear Channel Broadcast	Global Media & Entertainment Company	April 2015	43%	62%

Dividend Capital Total Realty Trust Inc. and Subsidiaries

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to the acquisition of Bala Pointe Office Centre (“Bala Pointe”) which Dividend Capital Total Realty Trust Inc. (the “Company”) acquired from an unrelated third party through a joint venture (“the Joint Venture”) entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Amerimar Enterprises, Inc (“Amerimar”) on August 28, 2006 and for which this Form 8-K is being filed.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of June 30, 2006, as adjusted for the acquisition of the property made subsequent to June 30, 2006 and the issuance of the Company’s common stock subsequent to June 30, 2006, as if these transactions had occurred on June 30, 2006.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2005 combines the historical operations of the Company with (i) the incremental effect of property acquired on August 28, 2006, (ii) the issuance of debt related to the property acquired on August 28, 2006 and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on April 11, 2005.

The accompanying unaudited pro forma consolidated statement of operations for the six months ended June 30, 2006 combines the historical operations of the Company with (i) the incremental effect of the property acquired on August 28, 2006, (ii) the issuance of debt related to the property acquired on August 28, 2006 and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on April 11, 2005.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired property. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The accompanying pro forma statements of operations do not contemplate additional general and administrative expenses that are probable, as such expenses are not readily determinable. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission, including its 2005 Annual Report on Form 10-K, filed on April 25, 2006, and its Quarterly Report on Form 10-Q, filed on August 11, 2006.

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Balance Sheet

June 30, 2006

(Unaudited)

	Dividend Capital Total Realty Trust, Inc. Historical (1)	Acquisition of Bala Pointe Office Centre		Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investment in real estate	$36,109,982	$37,461,432	(2)	$—		$73,571,414
Cash and cash equivalents	32,088,836	(12,049,940	)(2)	27,952,886	(5)	47,991,782
Other assets, net	7,196,857	557,599		—		7,754,456

Total Assets	75,395,675	25,969,091		27,952,886		129,317,652

Liabilities and Stockholder’s Equity
Mortgage note	$23,500,000	$24,000,000	(3)	$—		$47,500,000
Accounts payable and other obligations	5,703,627	292,921		—		5,996,548
Below-market lease intangible liability	342,253	1,353,370	(2)	—		1,695,623

Total Liabilities	29,545,880	25,646,291		—		55,192,171

Minority Interest	439,779	322,800	(4)	—		762,579
Stockholders’ Equity:
Common stock and additional paid- in- capital, net of selling costs	45,770,097	—		27,952,886	(5)	73,722,983
Distributions in excess of earnings	(358,718)	—		—		(358,718)
Accumulated other comprehensive loss	(1,363)	—		—		(1,363)

Total Stockholders’ Equity	45,410,016	—		27,952,886		73,362,902

Total Liabilities and Stockholders’ Equity	$75,395,675	$25,969,091		$27,952,886		$129,317,652

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)	Reflects the historical consolidated balance sheet of the Company as of June 30, 2006. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2006. Included in the amount for “Net investment in real estate” is intangible lease assets, net, as presented on the June 30, 2006 Form 10-Q Consolidated Balance Sheet.

(2)	Reflects the acquisition of Bala Pointe that was acquired subsequent to June 30, 2006. This property was acquired using the net proceeds from the Company’s public offerings and debt. The total gross book value of this property, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $37.5 million and was paid for through a combination of 1) proceeds from the Company’s public equity offering and 2) debt financing obtained by the Company and 3) an equity contribution from Amerimar (see “Note 3”, “Note 4”, and “Note 5”).

(3)	In conjunction with the acquisition of Bala Pointe subsequent to June 30, 2006, the Company received loan proceeds from a secured mortgage note totaling $24 million.

(4)	Bala Pointe was acquired by the Company through the Joint Venture entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Amerimar. Amerimar made equity contributions of approximately $0.3 million towards the acquisition of Bala Pointe. The Company consolidates its interest in the joint venture and presents Amerimar’s interest as minority interest.

(5)	A certain amount of capital was raised through the Company’s public offering subsequent to June 30, 2006 which was used to fund the acquisition of the Bala Pointe. As such, the estimated net proceeds from the shares that were sold subsequent to June 30, 2006 through August 28, 2006, the date of the acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares sold from July 1, 2006 through August 28, 2006	3,101,983
Gross proceeds from shares sold	$30,505,231
Less: Selling costs of shares sold	(2,552,345)

Net proceeds from shares sold from July 1, 2006 through August 28, 2006	$27,952,886

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Period of April 11, 2005 (Inception) through December 31, 2005

(Unaudited)

	Dividend Capital Total Realty Trust, Inc. Historical (1)	Bala Pointe Office Centre	Pro Forma		Total Pro Forma
REVENUE:
Rental revenue	$—	$3,362,621	$(906,117	)(2),(3)	$2,456,504
Other income	65	199,604	(55,233	)(2)	144,436

Total Revenue	65	3,562,225	(961,350)		2,600,940
EXPENSES:
Rental expense	$—	$1,644,593	$(455,079	)(2)	$1,189,514
Depreciation and amortization	—	—	1,514,646	(3)	1,514,646
Interest expense	—	—	1,022,439	(4)	1,022,439
General and administrative expense	—	—	—		—
Asset management fees, related party	—	—	280,221	(5)	280,221

Total Expenses	—	1,644,593	2,362,227		4,006,820
Net Income (Loss) Before Minority Interest	65	1,917,632	(3,323,577)		(1,405,880)
Minority Interest	(64)	—	42,176	(6)	42,112

NET INCOME (LOSS)	$1	$1,917,632	$(3,281,401)		$(1,363,768)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	200				8,181,174 (7)

NET LOSS PER COMMON SHARE
Basic and diluted	$0.01				$(0.17)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(Unaudited)

	TRT Historic (1)	Bala Pointe Office Centre	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$24,400	$1,820,026	$16,841	(3)	$1,861,267
Other income	224,992	189,261	—		414,253

Total Revenue	249,392	2,009,287	16,841		2,275,520
EXPENSES:
Rental expense	$2,250	$906,133	$—		$908,383
Depreciation and amortization	12,542	—	1,047,056	(3)	1,059,598
Interest expense	—	—	706,800	(4)	706,800
General and administrative expense	324,111	—	—		324,111
Asset management fees, related party	20,123	—	176,449	(5)	196,572

Total Expenses	359,026	906,133	1,930,305		3,195,464
Net Income (Loss) Before Minority
Interest	(109,634)	1,103,154	(1,913,464)		(919,944)
Minority Interest	62,223	—	24,815	(6)	87,038

NET INCOME (LOSS)	$(47,411)	$1,103,154	$(1,888,649)		$(832,906)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	953,588				8,181,174 (7)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.05)				$(0.10)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Period from April 11, 2005 (Inception) through December 31, 2005 and the Six Months Ended June 30, 2006

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the period from April 11, 2005 (Inception) through December 31, 2005 and for the six months ended June 30, 2006. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2005 and Form 10-Q for the six months ended June 30, 2006.

(2)	The accompanying audited Statement of Revenues and Certain Expenses presents the year ended December 31, 2005. The adjustments noted include adjustments to remove revenues and certain expenses of Bala Pointe related to the period prior to the inception of the Company (January 1, 2005 through April 10, 2005).

(3)	The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the acquisition of Bala Pointe. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the acquisition using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS No. 14”). Net amortization of above-market lease intangible assets and below-market lease intangible liabilities is presented as a pro forma adjustment to rental income, as amortized against the related life of the corresponding lease, in accordance with SFAS 141.

				Incremental Depreciation and Amortization
Acquisition Date	Land	Building and Other Costs	Total Cost	2005	6 Months Ending June 30, 2006
8/28/2006	$10,136,412	$27,325,020	$37,461,432	$1,514,646	$1,047,056

(4)	Interest expense for the Pro Forma periods presented was calculated given the terms of our mortgage note used to finance the acquisition of Bala Pointe. The following table sets forth the calculation for the pro forma adjustments as if the note was outstanding as of April 11, 2005:

Amount	Note	Interest Rate	For the Six Month Period	For the Period from April 11, 2005 through December 31, 2005
$24,000,000	Secured interest-only mortgage note	Annual fixed interest rate of 5.891%	$706,800	$1,022,439

(5)	Asset management fees were calculated as if the property were managed by our external advisor, Dividend Capital Total Advisors LLC, since April 11, 2005. Asset management fees are equivalent to one twelfth of .5% of the aggregate cost (before cash reserves and depreciation) of all real property assets within the Company’s portfolio and a monthly fee equal to 8% of net operating income derived from real property assets within the portfolio.

(6)	As noted above, Bala Pointe was acquired by the Company through a joint venture entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Amerimar. Amerimar has an ownership interest of 3% in the joint venture. As a result, Amerimar would participate in the earnings (losses) of Bala Pointe. The Company consolidates its interest in the joint venture and presents Amerimar’s interest as minority interest.

(7)	For purposes of calculating the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the Bala Pointe acquisition, which was August 28, 2006. As the pro forma financial information presented assumes this acquisition occurred on April 11, 2005, the number of shares outstanding as of August 28, 2006, are assumed to have been outstanding as of April 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.
(Registrant)

Date: November 8, 2006	By:	/s/ JOHN E. BIALLAS
	Name:	John E. Biallas
	Title:	Chief Operating Officer